UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2008

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)	Appointment or Election of Directors

On May 14, 2008, the Meredith Corporation Board of Directors appointed Elizabeth E. Tallett to the Company's Board of Directors, effective with the August 2008 meeting.  Tallett will stand for election as a Class I Director at the Company's Annual Shareholders Meeting in November.  The Board made no determination on committee assignments for Ms. Tallett.  The Company's news release concerning same is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99	News release issued by Meredith Corporation dated May 19, 2008, concerning the appointment of Elizabeth E. Tallett to Meredith's Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Stephen M. Lacy

Stephen M. Lacy, President and Chief Executive Officer

Date:	May 19, 2008

Index to Exhibits
Exhibit Number	Item

99	News release issued by Meredith Corporation dated May 19, 2008, concerning the appointment of Elizabeth E. Tallett to Meredith's Board of Directors.